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Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of Thomas Group, Inc. (the "Company") on Form 10-K for the period ending December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Earle Steinberg, President and CEO, certify that:

  1.
  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2.
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ EARLE STEINBERG Earle Steinberg President and CEO

March 30, 2009

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  Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002